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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549



                                       FORM 8-K

                              CURRENT REPORT PURSUANT TO
                              SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

                           DATE OF REPORT:  OCTOBER 3, 1997


                        DAYTON HUDSON RECEIVABLES CORPORATION
                        -------------------------------------
                (Exact name of registrant as specified in its charter)

                                      Minnesota
                                      ---------
                    (State or other jurisdiction of incorporation)



         0-26930                                      41-1812153
         -------                                      ----------
(Commission File Number)               (I.R.S. Employer Identification Number)




                        Dayton Hudson Receivables Corporation
                                80 South Eighth Street
                                14th Floor, Suite 1401
                             Minneapolis, Minnesota 55402
                                    (612)370-6530
                 (Address, including Zip Code, and Telephone Number,
           Including Area Code, of Registrant's Principal Executive Office)



                                  Page 1 of 11 Pages
                         The Exhibit Index Appears on Page 3

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ITEM 5:  OTHER EVENTS

The Monthly Servicer's Certificate for the Monthly Period ended August 30, 1997 and the Monthly Certificateholders' Statement for the Monthly Period ended August 30, 1997, both with respect to the Class A Asset Backed Certificates, 6.10% Series 1995-1 and the Class B Asset Backed Certificates, Series 1995-1, issued by the Dayton Hudson Credit Card Master Trust, were delivered to the Trustee on September 22, 1997, and the Monthly Certificateholders' Statement was then distributed to Certificateholders on September 25, 1997.

The above described Monthly Servicer's Certificate is filed as Exhibit 20.1 to this Report. The above described Monthly Certificateholders' Statement is filed as Exhibit 20.2 to this Report.


                                      SIGNATURES
                                      ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 3, 1997

                                  DAYTON HUDSON RECEIVABLES CORPORATION


                                  By:            /s/ Stephen C. Kowalke

                                  Name:          Stephen C. Kowalke
                                  Title:         Vice President and Treasurer

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                                    EXHIBIT INDEX
                                    -------------


                                                                SEQUENTIALLY
    EXHIBIT NUMBER           DESCRIPTION                        NUMBERED PAGE
    --------------           -----------                        -------------

              20.1           Monthly Servicer's                       4
                             Certificate for the
                             Monthly Period ended
                             August 30, 1997.

              20.2           Monthly Certificateholders'
                             Statement for the Monthly
                             Period ended August 30, 1997.            6